Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 21, 2005

Prospect Medical Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-32203	33-0564370
(Commission File Number)	(IRS Employer Identification No.)

6083 Bristol Parkway, Suite 100
Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 338-8677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

On October 21, 2005, a representative of Prospect Medical Holdings, Inc. will make presentations to analysts and others using slides containing the information set forth in Exhibit 99 to this report.

The information contained in this report, including Exhibit 99, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report and furnishing this information, we make no admission as to the materiality of any information in this report.

Cautionary Statements Regarding Presentation

The presentation in Exhibit 99 contains estimates and other forward-looking statements (i.e., statements which are not historical facts) which are based on assumptions that we believe, as of the date hereof, are reasonable. However, there will inevitably be differences between such forward-looking statements and our actual results because events and circumstances frequently do not occur as expected, and those differences may be material. Consequently, there can be no assurance that any of the forward-looking statements will come to pass. You are cautioned not to place undue reliance on the forward-looking statements as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, many of which are beyond our control, and which may cause actual results to differ materially from the views, beliefs and estimates expressed in the presentation. Some factors that may affect the accuracy of the forward-looking statements include those outlined in our Form 10 registration statement and our quarterly report on Form 10-Q filed on August 12, 2005.

While we may elect to update the estimates and other forward-looking statements in the future, we specifically disclaim any obligation to do so, even if our estimates or forecasts change.

Item 9.01.                                          Financial Statements and Exhibits

 (c)                               Exhibits

The following exhibits are filed with the Form 8-K:

Exhibit No.	Description
99	Text of slide presentation of Prospect Medical Holdings, Inc. used in meetings with analysts and others on October 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Medical Holdings, Inc.

	By:	/s/ Mike Heather
Mike Heather, Chief Financial Officer

Dated: October 21, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99	Text of slide presentation of Prospect Medical Holdings, Inc. used in meetings with analysts and others on October 21, 2005.